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                                 United States
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) April 19, 2001



                        MATTHEWS STUDIO EQUIPMENT GROUP
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            (Exact name of registrant as specified in its charter)

                                  California
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                (State or other jurisdiction of incorporation)

             0-18102                                      95-1447751
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       (Commission file number)    (I.R.S. Employer Identification Number)

            3111 North Kenwood Street, Burbank, CA                   91505
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         (Address of principal executive office)                   (Zip Code)

                                (818) 525-5200
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             (Registrant's telephone number, including area code)

                                      N/A
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  (Former name, former address and former fiscal year, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets

     On April 19, 2001, Four Star Lighting, Inc. ("Four Star") which is a subsidiary of Matthews Studio Equipment Group (the "Company") signed an Asset Purchase Agreement with Four Star Acquisition Company, LLC (the "Buyer") to sell Four Star's operation for $12.65 million. The transaction is a sale of assets, with the Buyer assuming only specified liabilities. The transaction was reached through arms' length negotiation.

     The transaction is subject to customary closing conditions, including conditions that may be imposed by the bankruptcy court. Closing of the transaction is to occur no later than June 8, 2001.

     Copies of the Company's Press Release and the Asset Purchase Agreement are attached as exhibits.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              MATTHEWS STUDIO EQUIPMENT GROUP
                                         (Registrant)



Date:  May 2, 2001            By: /s/ Ellen Gordon
                                 -----------------
                                 Ellen Gordon
                                 Estate Representative


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(2)(c) Exhibits

                         EXHIBIT INDEX



Exhibit                       Document Description
-------                       --------------------

10.29 Asset Purchase Agreement dated April 19, 2001, between Four Star Lighting, Inc. and Four Star Acquisition Company, LLC, but without Schedules.

99.10                         Press Release